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                                                                   EXHIBIT 10.57

                                 AMENDMENT NO. 2
                                       TO
                           REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and effective as of June 30, 2003, by and among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent") and in its capacity as Collateral Agent for the Lenders (the "Collateral Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of April 5, 2002, as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated as of September 30, 2002 (as amended, the "Existing Credit Agreement"), pursuant to which the Lenders have agreed to establish for the Borrower a revolving credit facility in the aggregate principal amount of $40,000,000, with a letter of credit subfacility in the aggregate principal amount of up to $15,000,000 and a swingline subfacility in the aggregate principal amount of up to $10,000,000 thereunder, all upon the terms and subject to the conditions specified in the Existing Credit Agreement; and

         WHEREAS, upon request of the Borrower, the Lenders and the Administrative Agent have agreed to modify and amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Borrower, the Lenders and the Administrative Agent agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms as used in this Amendment, including the preamble and recitals, have the meanings set forth below:

                  "AMENDED CREDIT AGREEMENT" shall mean the Existing Credit Agreement, as amended hereby.

                  "AMENDMENT NO. 2 EFFECTIVE DATE" shall have the meaning assigned to such term in Article III.

         SECTION 1.2 OTHER DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

                                   ARTICLE II

                        AMENDMENTS TO EXISTING AGREEMENT

         SECTION 2.1 AMENDMENT TO ARTICLE VII - NEGATIVE COVENANTS. Effective as of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended as follows:

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                  (a)      Subsection (b) under Section 7.4 of "ARTICLE VII -
NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           (b) The Borrower will not, and will not permit any of its Subsidiaries to, make Capital Expenditures in the aggregate (i) in excess of $15,000,000 during any fiscal quarter of the Borrower commencing with the fiscal quarter ending March 31, 2004 and thereafter, or (ii) in excess of (A) $35,000,000 for any period of four consecutive fiscal quarters of the Borrower commencing with the fiscal quarter ending June 30, 2003 (by way of illustration, the initial four consecutive fiscal quarter period is July 1, 2002 through June 30, 2003), through and including the fiscal quarter ending December 31, 2003 or (B) $50,000,000 for any period of four consecutive fiscal quarters of the Borrower commencing with the fiscal quarter ending March 31, 2004 and thereafter.

                                  ARTICLE III

                        EFFECTIVENESS OF AMENDMENT NO. 2

         SECTION 3.1 Upon execution hereof by the Borrower, the Administrative Agent and the Required Lenders, this Amendment shall be and become effective as of June 30, 2003 (the "AMENDMENT NO. 2 EFFECTIVE DATE"), and hereafter, this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 2".

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Loan Documents, (b) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date), (c) since the date of the most recent financial statements of the Borrower described in
Section 5.1(a) or (b) of the Existing Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect, and (d) the Loan Documents are legal, valid and binding obligations of the respective Loan Parties and are enforceable by the Administrative Agent and the Lenders, as applicable, against such Loan Parties in accordance with their respective terms.

         SECTION 4.2 CROSS REFERENCES. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

         SECTION 4.3 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SECTION 4.4 LOAN DOCUMENTS. The Borrower hereby confirms and agrees that the Loan Documents are, and shall continue to be, in full force and effect and hereby ratify and approve in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Amendment, all references in each Loan Document to the "CREDIT AGREEMENT", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SECTION 4.5 INDEMNIFICATION. The Borrower shall pay, and hold the Administrative Agent, the Collateral Agent and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Amendment and any other Loan Documents, any

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collateral described therein, or any payments due thereunder, and save the
Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes. The indemnity provided herein shall survive repayment of the Loans.

         SECTION 4.6 ENTIRE AGREEMENT. This Amendment constitutes the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matters.

         SECTION 4.7 COUNTERPARTS, ETC. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, any party executing this Amendment by facsimile signature agrees to promptly provide five (5) original executed copies of this Amendment to Administrative Agent.

         SECTION 4.8 GOVERNING LAW; ETC. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of
Section 10.5 - Governing Law; Jurisdiction; Consent to Service of Process of "ARTICLE X - MISCELLANEOUS" of the Existing Credit Agreement, which terms and provisions are incorporated herein by reference.

         SECTION 4.9 NO OTHER MODIFICATIONS. Except as hereby amended, no other term, condition or provision of the Existing Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

         SECTION 4.10 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                        [Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed [under seal in the case of the Borrower] by their respective duly authorized officers as of the day and year first above written.


                           SYKES ENTERPRISES, INCORPORATED

                           By: /s/ W. Michael Kipphut
                               -----------------------------------------
                               Name: W. Michael Kipphut
                               Title: Group Executive and
                                      Senior Vice President-Finance

                                             [SEAL]

                           SUNTRUST BANK, AS ADMINISTRATIVE AGENT, AS
                           COLLATERAL AGENT, AS SWINGLINE LENDER AND AS A
                           LENDER

                           By: /s/ Karen Copeland
                               ------------------------------------------
                               Name: Karen Copeland
                                    -------------------------------------
                               Title: Vice President
                                     ------------------------------------

                           Revolving Commitment: $16,666,666
                           Swingline Commitment: $10,000,000







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                           WACHOVIA BANK, NATIONAL ASSOCIATION, AS A LENDER

                           By: /s/ Steven L. Hipsman
                               ------------------------------------------
                               Name: Steven L. Hipsman
                                   --------------------------------------
                               Title: Director
                                    -------------------------------------

                           Revolving Commitment: $13,333,333





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                           BNP PARIBAS, AS A LENDER

                           By: /s/ Craig Pierce
                               ------------------------------------------
                               Name: Craig Pierce
                                    -------------------------------------
                               Title: Associate
                                    -------------------------------------

                           By: /s/ Angela Arnold
                               ------------------------------------------
                               Name: Angela Arnold
                                    -------------------------------------
                               Title: Vice President
                                     ------------------------------------

                           Revolving Commitment: $10,000,000





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                           Accepted and Agreed to as of the Amendment No. 2
                           Effective Date:

                           SYKES GLOBAL HOLDINGS, LLC
                           SYKES LP HOLDINGS, LLC
                           SYKES FINANCIAL SERVICES, INC.

                           By: /s/ W. Michael Kipphut
                               ------------------------------------------
                               Name: W. Michael Kipphut
                               Title: Senior Vice President and
                                      Chief Financial Officer

                           SYKES REALTY, INC.

                           By: /s/ W. Michael Kipphut
                               ------------------------------------------
                               Name: W. Michael Kipphut
                               Title: Vice President and
                                      Chief Financial Officer

                           SYKES ENTERPRISES-SOUTH AFRICA,
                           INC.

                           By: /s/ W. Michael Kipphut
                               ------------------------------------------
                               Name: W. Michael Kipphut
                               Title: President




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